THIS LEASE MADE EFFECTIVE the I st day of April, 1997.

BETWEEN:

                                 ARCURI HOLDINGS
                     a body corporate with an office in the
                   City of Calgary, in the Province of Alberta

                       (hereinafter called the "Landlord')

                                OF THE FIRST PART

                                      and -

                            CAL-ALTA AUTO GLASS LTD.
                     a body corporate with an office in the
                   City of Calgary, in the Province of Alberta

                        (hereinafter called the "Tenant")

                               OF THE SECOND PART

1.                        LEASED PREMISES

     This agreement witnesses that in consideration of the rents and covenants contained herein, the Landlord does demise and lease unto the Tenant those premises (hereinafter called the "demised premises") comprising and including a commercial building (hereinafter called the "building") and lands municipally described as 3927 Edmonton Trail N.E., Calgary, Alberta and legally described as follows:

                  Condominium Plan 9511327
                  Unit 8
                  And 1003 undivided One Ten
                  Thousandths shares in the common property therein Expecting thereout all mines and minerals

                  (hereinafter called the "lands").


2.       TERM
     The term (hereinafter called the "term") of the Lease shall be Five (5) years commencing on the 1st day of May 1997 and ending on the 3 1st day of April 2002, subject to possible earlier termination as hereinafter provided.

3.               RENT

     Yielding and paying therefore unto the Landlord for each and every year of the term:

     3.1 Minimum Rent A minimum annual rental (hereinafter called the "minimum rent"): 3.1.1 in the firs, second, third, fourth and fifth years of the terms, at the rate of Sixteen Thousand Eight Hundred ($16,800.00) Dollars per annum (not including G.S.T.) in lawful monies of Canada payable in advance through consecutive monthly installments of One Thousand Four Hundred ($1,400.00) Dollars each on the first day of each month of the said term;

     3.1.2 There will be one month free rent on the anniversary of the lease for four years

     3.2 Additional Rent

     The Tenant shall pay as additional rent (hereinafter called the "additional rent") any and all costs, charges and expenses in respect of the demised premises (including the building and the lands) including without in any way restricting the generality of the foregoing:

     3.2.1  the  cost  of  gas,   oil,   power,   electricity,   water,   sewer,
communications and all other utilities and services, together with the direct cost of administering such utility services;



         3.3.                 Goods and Services Tax

     The Tenant shall pay to the Landlord an amount equal to all Goods and Services Tax imposed or to be imposed by any governmental authority with respect to minimum rent, additional rent and other charges payable by the Tenant to the Landlord under this Lease. Such amount as may be applicable is to be paid to the Landlord by the Tenant with each payment of minimum rent, additional rent or other charges on the date such payment is otherwise due under this Lease, without reference to any Goods and Services Tax remitted or to be remitted by the Landlord to the governmental authority in respect thereof. The amount payable by the Tenant hereunder shall not be or be deemed to be minimum rent, additional rent or other charges, however the Landlord shall have all of the same rights and remedies for recovery of Goods and Services Tax as it has for recovery of minimum rent, additional rent and other charges hereunder, including the right to distrain therefor.

     In addition to the Landlord's normal rights and remedies, the Tenant shall indemnify the Landlord in respect of any claim or loss which the Landlord may suffer as a result of any default in remitting the amount to the governmental authority which arises from the Tenant's obligations hereunder including any penalty relating thereto or interest thereon.

     For this purpose, the "Goods and Services Tax" means any form of consumption, sales or value added tax imposed or levied by any Canadian governmental authority during the term of this Lease.

4.                  INTEREST

     The Tenant acknowledges that all payments arising under this Lease shall be due and payable as herein provided and that should payment not be received by the Landlord when due, the Tenant shall pay interest compounded annually at a rate equal to the greater of one and one half (1.5%) percent per month (being eighteen (18%) percent per annum).



     All interest so owing by the Tenant to the Landlord shall be considered as rent for the purposes of this Lease and shall be recoverable by the Landlord in the same manner as rent in arrears.

5.                      USE OF PREMISES

     5.1. The main floor of the demised premises shall not be used for any purpose other than a Auto Glass Shop.

     5.2. The Tenant covenants and agrees to occupy the demised premises throughout the entire term and to operate and conduct business therein, without any interruption whatsoever, in an up-to-date and reputable manner befitting the building.

6.                  NUISANCE

     The Tenant shall not do or suffer any waste, damage or disfiguration or injury to the demised premises or any of the fixtures or equipment therein. The Tenant shall not any time during the term use, exercise, or carry on or permit or suffer to be used, exercised or carried on, in or upon the demised premises or any part thereof, any dangerous, noxious or offensive activities, trade, business, occupation or calling and shall not suffer or permit any act, matter or thing whatsoever at any time during the term to be done in or upon the demised premises, or any part thereof which shall or may be or cause an annoyance, nuisance, grievance, damage or any disturbance to persons occupying the demised premises or to the owners of occupants of any adjoining lands and properties and without restricting anything heretofore set out in this clause, the Tenant shall not carry on or suffer or permit to be carried on any undertaking which is illegal or which is, in the Landlord's sole opinion, dangerous, or bring or keep anything upon the demised premises which is illegal or which is, in the Landlord's sole opinion, dangerous, or which will in any way increase the rate of fire insurance on the demised premises or on property or contents kept therein or associated therewith, whether owned by the Landlord, or conflict with the laws relating to fires or with any insurance policy upon the demised premises or any part thereof.

7.                              COMPLIANCE WITH LAWS

     The Tenant shall at all times and in all respects comply with and conform to the requirements of every applicable statute, by-law, law, ordinance and order at any time from time to time in force affecting the demised premises, or any part thereof and the Tenant will make no use of the demised premises or any part thereof which will or may impose upon the Landlord any obligation to modify, extend, alter or replace any part of the building, or any of the machinery, equipment and other facility used in connection therewith.

8.       REPAIR

     8.1 The Tenant shall at all times during the term keep the demised premises in good and proper repair, latent defects, reasonable wear and tear, structural repairs and repairs necessitated by damage from hazards and perils against which the Landlord is required to insure only expected. The Landlord may at all reasonable times effect any such repair and charge the cost thereof plus ten (10%) percent to the Tenant in the event that the Tenant fails to complete said repairs within ten (10) days from the date notice is given by the Landlord to the Tenant to do so.

     8.2 The Tenant shall keep in good order and repair and protect the demised premises and all water and drain pipes, water closets, faucets, sinks and accessories thereto, within the demised premises, from frost during the winter and cold weather and shall, at all times, adequately heat the demised premises, and will keep at all times the same free from uncleanliness or obstruction that may prevent the free and proper working thereof until the termination of this Lease and shall thereupon leave the same in good order and condition, reasonable wear and tear and damage from hazards and perils against which the Landlord is required to insure only excepted, and the Tenant shall be responsible for maintenance and decoration of the demised premises from and after the commencement of this Lease.

     8.3 Notwithstanding the foregoing, the Landlord shall maintain in good repair the outside walls (excluding windows and doors), floor and roof of the building as well as the structural soundness thereof, except those repairs resulting from any alterations performed by the Tenant.

     8.4 The Landlord and any workmen engaged by the Landlord ma enter the demised premises at any reasonable time to inspect the state of the demised premises.

9.       ALTERATIONS

     9.1 The Tenant shall not, without the prior written consent of the Landlord, make, erect or install any partitions (including portable partitions), leasehold improvements, alterations, equipment of fixtures (including trade fixtures) in or about the demised premises. If the Landlord consents to any such proposed alteration, addition, substitution or improvement of the demised premises, prior to commencement of any such work, the Tenant shall submit to the Landlord for approval drawings and specifications detailing such work and the Tenant shall thereafter obtain the Landlord's prior written consent to any change or changes in such drawings or specifications. Such work may be performed by competent contractors or workmen who are approved in writing by the Landlord and such work shall be subject to all conditions which the Landlord may reasonably impose. The Tenant shall submit to the Landlord's supervision and shall pay the Landlord's fee which shall include any costs or charges incurred by the Landlord in having the Landlord's architect, engineer or other consultants review the Tenant's plans and specifications.

     9.2 The Tenant shall not suffer or permit any builders' or other liens for work, labour, services or materials ordered by it or for the costs of which it may in any way be obligated, to attach to the demised premises and whenever and so often as such liens shall attach or claims therefore shall be filed, the Tenant shall, within twenty (20) days after the Tenant has notice of the claim or lien, procure the discharge thereof by payment or by giving security or by such other manner as is or may be required or permitted by law.

10.                        NOTIFY LANDLORD

     The Tenant shall immediately notify the Landlord of any accidents or defects in or upon the building, the demised premises, the water pipes, plumbing and heating apparatus, ventilation and air conditions equipment (if any) and electrical wiring and fixtures thereof, and as well of any matter or condition which may cause injury or damage to the demised premises or any person or property located therein.

11.                  INDEMNITY

     Notwithstanding any other provision of this Lease, the Tenant shall be responsible for and indemnify the Landlord against all claims, loss, injury, damages and costs of any kind whatsoever arising directly or indirectly out of any repair of failure to repair, maintenance, replacement, alteration, addition, substitution or improvement of the demised premises or any part thereof made by or for the Tenant or by reason of any act or neglect of the Tenant, its officers, agents, employees, servants, invitees or licensees or any use, occupation, possession, operation or maintenance of the demised premises.

12.                                       TENANT'S IMPROVEMENTS AND FIXTURES

     Subject to the succeeding provisions of this clause, the Tenants fixtures, including any fixtures directly or indirectly paid for or supplied by the Landlord, together with all Landlord's absolute property without compensation therefor to the Tenant or any other party, and shall not be removed by the Tenant either during or after the expiration of the term, save as hereinafter provided. The Tenant shall not grant to any party a "security interest" as that term is defined in the Personal Property Security Act (Alberta) in any goods that have become affixed to the demised premises, and the Tenant shall not affix to the demised premises any goods that are subject to a security interest. The Tenant shall not permit any Notice claiming a security interest in any fixture to be registered against the certificate of title to the demised premises and shall, immediately upon demand of the Landlord, remove or cause to be removed any such Notice and institute and diligently prosecute any proceedings pertinent thereto.


     Notwithstanding the foregoing, upon the termination of this Lease, the Landlord may, at its option and at the expense of the Tenant, require the Tenant to remove any such fixtures, alterations, additions, substitutions and improvements made or installed by either the Tenant or the Landlord upon or in the demised premises. The Tenant shall, in the case of every removal, make good any damage caused to the demised premises in the course of such removal and any such removal shall be completed prior to the termination of the term.

13.                                ASSIGNMENT AND SUBLETTING

     The Tenant shall not assign the Lease or sublet the demised premises or any portion thereof without the prior written consent of the Landlord, which consent shall not be unreasonably withheld.

     PROVIDED THAT no assignment of the Lease or sublease of the demised premises or any portion thereof, whether with or without the consent of the Landlord, shall in any manner relieve the Tenant of its responsibility for the due performance and observance of the terms of this Lease, including without limitation, the payment of rent.

     PROVIDED FURTHER that any consent shall not be deemed or implied as a consent to any further or subsequent assignment or subletting or otherwise; and the Landlord may require the assignee or sublessee to covenant directly with the Landlord to observe, perform and comply with the Tenant's obligations herein contained.

     PROVIDED FURTHER that the Landlord may require that this Lease be amended to the Landlord's then current standard form lease before any such assignment, subletting or parting with possession is consented to by the Landlord and further, the Tenant shall pay all legal fees on a solicitor and client basis incurred by the Landlord in any way relating to the Landlord's review of the proposed assignment or subletting or preparation of any documents or agreements in connection therewith.

14.                  INSURANCE

     14.1 The Tenant shall, at its expense, maintain in respect of its property on the demised premises fire insurance with extended coverage, water damage insurance, plate glass insurance, and, where applicable, boiler and pressure vessel insurance to cover all of its improvements, furniture, fittings, fixtures and stock-in-trade in amounts adequate to cover fully any loss that the Tenant could sustain. In addition, the Tenant shall take out business interruption insurance which shall cover loss of all rents, including additional rent. All policies in respect of the insurance provided for above shall be in the name of the Landlord and the Tenant.

     14.2 The Tenant shall maintain for the mutual benefit of the Landlord and the Tenant liability insurance against claims for personal injury, death or property damage occurring upon, in or about the demised premises, such insurance to afford protection which at the commencement of this Lease shall not be less than Two Million ($2,000,000.00) Dollars in respect of injury or death to a single person and to the limit of not less than Two Million ($2,000,000.00) Dollars in respect of any one accident and to the limit of not less than Two Million ($2,000,000.00) Dollars in respect of property damage. The Tenant shall, prior to possession of all or any portion of the demised premises and from time to time thereafter as required by the Landlord, deliver to the Landlord certificates of insurance or the original or certified copies of such insurance. From time to time during the currency of the term, the Landlord may, as is reasonably necessary, increase the limits hereinbefore specified by giving notice in writing to the Tenant.

     14.3 The Landlord will insure and keep insured during the term hereof the building and all property and interest of the Landlord therein against loss under fire and extended coverage and supplemental risk insurance and boiler and pressure vessel insurance, to the extent as would a prudent owner in the City of Calgary from time to time; PROVIDED THAT nothing herein contained shall prevent the Landlord from insuring with broader coverage.

     The Tenant shall, at the times and in the manner hereinbefore specified, pay all premiums for the insurance to be placed and maintained by the Landlord.

     14.4 If any insurance policy upon the building or the demised premises shall be cancelled by the insurer by reason of the use and occupation of the demised premises or any portion thereof by the Tenant or by any assignee or sublessee or by anyone permitted by the Tenant to be upon the demised premises, the Landlord may, at its option, determine this Lease by forty-eight (48) hours' notice in writing to the Tenant of its intentions so to do and thereupon all rents and any other payment for which the Tenant is liable under this Lease shall be paid in full to the date of such termination of the Lease and the Tenant shall immediately deliver up vacant possession of the demised premises to the Landlord unless, during said forty-eight (48) hour period, the Tenant permanently eliminates the use or occupation which was the reason for such cancellation.

     14.5 All policies required to be written on behalf of the Landlord or Tenant pursuant to the provisions hereof shall contain a waiver of any subrogation rights which the insurers may have against the Tenant or Landlord respectively, their servants and agents, any persons with whom they contract and, without limiting the generality of the foregoing, against those for whom they are responsible in law or otherwise, whether or not the damage resulting in a claim or under any such policy is caused by the act, omission, negligence or gross negligence of any such protected party.

15.      SIGNS

     The Tenant shall have the right to erect signage on the demised premises, subject to the prior written consent of the Landlord as to design and colour, such consent not to be unreasonably withheld.

16.      OVERLOADING

16.1 The Tenant covenants not to bring upon the demised premises or any portion thereof any machinery, equipment, article or thing that by reason of its weight, size or use might damage the floors, structure, electrical system, plumbing or drainage system, heating ventilating and air conditioning system and other services of the demised premises or any portion thereof.

     16.2 If any damage is caused to the demised premises by any machinery, equipment, article or thing, or by overloading or by any act, neglect or misuse on the part of the Tenant or any of its servants, agents or employees or any person having business with the Tenant, the Tenant shall forthwith repair such damage or on demand pay the cost of repair to the Landlord.

17.      INTERRUPTION OF SERVICES

     The Tenant covenants and agrees that the Landlord shall not be liable for any interruption in the supply of electricity, power, light, water, heat or any other utility or service or the operation of any drains or lavatory, or any other interruption of the rights and privileges hereby granted which may occur in consequence of or by reason of any accident or casualty or any matter or thing beyond the control of the Landlord, or in making alterations or repairs to such service or to the building or any portion thereof howsoever the necessity may arise, and the Tenant shall make no claim to the
         Landlord with respect thereto.

18.      PUBLIC LIABILITY AND PROPERTY DAMAGE

     Notwithstanding anything to the contrary herein contained, the Landlord shall not be liable nor responsible in any way for any personal or consequential injury of any nature whatsoever that may be suffered or sustained by the Tenant or by any servant, agent, customer, licensee or invitee of the Tenant or any other person who may be upon the demised premises, or for any loss or damage howsoever caused to any property belonging to the Tenant or to its servants, agents, customers, licensees, invitees or any other person while such person or property is on or about the demised premises.


19.                      DEBRIS OR REFUSE

     The Tenant shall not place, leave or permit or suffer to be placed, left in or upon any portion of the demised premises any debris or refuse, and will at all times during the term, at its sole cost and expense, keep the demised premises in a clean, wholesome and sanitary condition, free and clear of all waste paper and other substances which would be a nuisance or liable to occasion fire, and the Tenant shall cause all dirt, rubbish, garbage and other refuse or matter on or about the demised premises to be collected and properly disposed of in a manner satisfactory to the Landlord.

20.                       QUIET POSSESSION

     Provided that the Tenant shall pay the minimum rent, additional rent and all other additional charges payable hereunder at the times and in the manner herein provided, and shall observe and fully perform each and every covenant, agreement, term, provision and condition herein contained by the Tenant to be observed and performed hereunder, the Tenant shall and may peaceably and quietly possess and enjoy the demised premises during the term without any interruption from or by the Landlord or any person lawfully claiming by, through or under it, save and except as otherwise specifically provided for in this Lease.

21.                               DAMAGE AND DESTRUCTION

     21.1 If, during the term, the demised premises shall be destroyed or damaged by fire, the elements or by natural disaster or a similar cause, the following shall apply:

     a) if the demised premises shall be so badly damaged so as (in the reasonable opinion of the Landlord) the same are unfit for occupancy and are incapable, with reasonable diligence, of being repaired and rendered fit for occupation within one hundred eighty (180) days from the happening of such damage, then the term hereby granted shall cease and be at an end to all intents and purposes from the date of such damage or destruction and the Tenant shall immediately surrender the same and yield up possession of the demised premises to the Landlord and the rent hereunder shall be apportioned and paid to the date of such termination.

     b) If the demised premises shall be capable (in the reasonable opinion of the Landlord), with reasonable diligence, of being repaired and rendered fit for occupation within one hundred eighty (180) days from the happening of such damage, but if the damage is such as to render the demised premises wholly unfit for occupation, then the rent hereby reserved shall not run or accrue after such damage or while the process of repair is ongoing and the Landlord shall repair the same with all reasonable speed and diligence and the rent shall recommence immediately after such repairs shall be completed and the demised premises are rendered fit for occupation. The Landlord may, at its option, instead of repairing, rebuilding or making the demised premises fit for the purposes of the Tenant, by notice in writing to the Tenant, forthwith determine the Lease and the Landlord may thereupon recover the rent due and accruing due to the time of such partial destruction and the Tenant shall immediately surrender and yield up possession of the demised premises to the Landlord.

     21.2 In none of the situations contemplated by Clause 21.01 hereof shall the Tenant have any claim upon the Landlord for any damages sustained by the Tenant.

22.      ALTERATIONS BY LANDLORD

     It is agreed that the Landlord or anyone acting with the authority of the Landlord shall be at liberty at any time during the term to make such changes, alterations or improvements in or to the demised premises and the fixtures and equipment thereof as may be necessary or desirable in the opinion of the Landlord. In carrying out such changes, alterations or improvements, the Landlord shall attempt to minimize inconvenience and business interruption to the Tenant but in the event of such inconvenience, business interruption or loss suffered by the Tenant as a result of such inconvenience or business interruption, the Landlord shall not be liable or responsible therefor.

23.      POSTPONEMENT OR SUBORDINATION

     The Tenant hereby agrees that its leasehold interest hereunder shall be subordinate to any charge or any mortgage or mortgages or any charge resulting from any other method of financing or refinancing now or hereafter in force against the demised premises or any portion thereof and on request from the Landlord, at any time and from time to time, the Tenant shall promptly execute and deliver any instrument or further assurance reasonably required to postpone and subordinate the Tenant's leasehold interest and any caveat filed with respect thereto to the holder of such charge, mortgage or other security.

24.      DEFAULT AND TERAHNATION

     24.1 The Tenant covenants with the Landlord and it is a condition of the Lease that:

     a) In the event default is made in the payment of rent or other charges required to be paid by the Tenant hereunder, or any part - thereof, and such default continues for seven (7) days after notice of such non-payment has been delivered to the Tenant, or

     b) If the term hereby granted or any of the goods or chattels on the demised premises are at any time repossessed, seized or taken in execution or attachment by any creditor of the Tenant, whether under bill of sale, chattel mortgage, debenture, conditional sales contract, lien note, lease of personal property, consignment contract or other security agreement, and if such seizure, execution or attachment has not been withdrawn, set aside, discharged or abandoned within ten (10) days after the Tenant has had notice thereof, or

     c) If a writ of execution or replevin order issues against the goods or chattels of the Tenant and such writ of execution or order has not been set aside or vacated within ten (10) days after the Tenant has had notice thereof, or

     If any application or petition or certificate or order is made or granted for the winding-up or dissolution of the Tenant, voluntarily or otherwise, and if such application or petition or certificate has not been set aside within ten
(10) days after the Tenant has had notice thereof, or

     e) If any insurance policy insuring the building or the Tenant or tenants of the building is cancelled or refused to be renewed by reason of the use and occupation of the demised premises and if the Tenant fails to change its use of the demised premises to comply with requirements of the insurers within ten (10) days of written request of the Landlord to do so, or

     f) If the Tenant, does not, within ten (10) working days after notice in writing from the Landlord, rectify or correct any non-observance of any covenant, provision, stipulation or condition contained in this Lease not hereinbefore or hereinafter specifically referred to, except in the event such rectification requires in excess of ten (10) working days in which event, if the Tenant does not within ten (10) working days after such notice in writing commence to rectify or correct such non-observance or non-performance and to proceed diligently therewith,

     THEN AND IN EVERY SUCH EVENT the Landlord shall be entitled to forthwith re-enter the demised premises, and upon such re-entry, this Lease shall thenceforth be terminated, and be of no further force and effect, and no payment or acceptance of rent subsequent to the event of default hereinbefore in this clause cited, shall give the Tenant the right to continued occupancy of the demised premises, or in any way affect the rights of the Landlord herein, or have the effect of reinstating this Lease.

     24.2 NOTWITHSTANDING the obligation of the Landlord to provide the Tenant with written notice of default prior to re-entering the demised premises for the defaults hereinbefore referred to, the Landlord shall be entitled to forthwith reenter the demised premises without any form of verbal or written notice of default to the Tenant:

     a) If the demised premises at any time during the term become vacant in consequence of their abandonment by the Tenant, or the removal of the Tenant by legal process for non-payment of rent, breach of covenant or other cause, or

     b) If the Tenant ceases to conduct business from the demised premises for a continuous period of ten (10) days, without the prior written consent of the Landlord, or

     c) If the Tenant is a corporation and if by sale or other disposition the control of the Tenant changes at any time during the term without the prior written consent of the Landlord, or

     d) If at any time during the term, the Tenant or any other person removes or attempts to remove, without the consent in writing of the Landlord, any goods or chattels from the demised premises, save and except in the ordinary course of the Tenant's business, or in the course of replacement or renovations, or

     e) If the Tenant makes any assignment for the benefit of creditors, or upon becoming bankrupt or insolvent takes the benefit of, or becomes subject to, any statutes that may be in force relating to bankrupt or insolvent debtors, or in the event that the demised premises are used by any other persons or for any other purpose than as herein provided without the consent of the Landlord,

     THEN AND IN EVERY SUCH EVENT at the option of the Landlord this Lease shall thenceforth be terminated, and be of no further force and effect, and no payment or acceptance of rent subsequent to the event of default hereinbefore referred to shall give the Tenant the right of continued occupancy of the demised premises, or in any way affect the rights of the Landlord herein, or have the effect of reinstating this Lease.

     NOTWITHSTANDING anything herein contained, in the event of default pursuant to Clause 24.02(e) then, and in any such event, the then current months rent and the next ensuing three (3) months' rent shall become due and be paid together with all additional costs, if any, incurred by the Landlord in the preparation of the demised premises.

     24.3 If the Landlord shall terminate this Lease in the manner aforesaid, or re-enter the demised premises, the Tenant shall pay to the Landlord upon demand therefor:

     a) All rent payable by the Tenant up to the time of re-entry or termination, whichever shall be the later; and

     b) All additional charges payable by the Tenant pursuant to the provisions hereof until the date of re-entry or termination, whichever is later; and

     c) Such expenses as the Landlord may incur or have incurred in connection with the re-entry or terminating and re-letting, or collecting sums due or payable by the Tenant or realizing upon the assets seized including brokerage expenses, legal fees and disbursements determined on a solicitor and client basis, and including the expenses of keeping the demised premises in good order and repairing or maintaining the same or preparing the demised premises for reletting; and

     d) As liquidated damages for the loss of rental and other income of the Landlord expected to be derived from this Lease during the period which would have constituted the unexpired portion of the term had it not been terminated, the amount of rent and other charges payable hereunder required to be paid by the Tenant over the period which, but for the termination, would have constituted the unexpired portion of the term of this Lease; PROVIDED ALWAYS that the Landlord shall make best efforts to mitigate its loss as hereinafter set forth.

     24.4 The Tenant hereby agrees with the Landlord that notwithstanding anything contained in any statute in force limiting or abrogating the right of distress or in any other statute in that regard which may hereafter be passed, none of the Tenant's goods or chattels on the demised premises at any time during the continuance of the term or any extension or renewal thereof shall be exempt from levy by distress for rent in arrears and that upon any claim being made for such exemption by the Tenant or on distress being made by the Landlord, this agreement may be pleaded as an estoppel against the Tenant in any action brought to test the right to levying upon any such goods as are named as exempted in any such statute, the Tenant waiving as it hereby does, all and every benefit that could or might accrue to the Tenant and the Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of the Tenant being evicted or dispossessed for any cause, or in the event of the Landlord obtaining possession of the demised premises, by reason of the violation by the Tenant of any of the covenants.

     24.5. If the demised premises become vacant, abandoned or unoccupied for a period of ten (10) days, then, in addition to any other remedies which it may have, the Landlord (acting solely as agent of the Tenant, which agency relationship the Tenant hereby acknowledges and ratifies), upon written notice to the Tenant may, and on behalf of the Tenant, but shall not be obliged to, enter the demised premises either by force or otherwise, without being liable for prosecution thereof, and do all such things as the Landlord in its uncontrolled discretion may consider necessary and without limiting the generality of the foregoing, may:

     a) Do all things that would in the ordinary course be done by a responsible tenant;

     b) Perform all repairs that are necessary;

     c) Sub-let the demised premises or assign the Lease.

     PROVIDED THAT the Tenant hereby agrees:


     a) To confirm and ratify any and all acts done on its behalf hereunder by the Landlord in respect of the demised premises;

     b) Reimburse the Landlord for any and all expenses incurred by the Landlord acting on behalf of the Tenant, including the expenses of obtaining a sublessee or assignee; and

     c) Execute all such documents and sub-leases as the Landlord considers advisable.

     Notwithstanding any terms and conditions herein the Tenant shall to the end or sooner termination of this Lease remain bound and responsible for the terms, covenants, conditions and reservations contained in this Lease for the remainder of the term, including but not to be restricted to the reservation of rent, additional rent and other charges payable hereunder.

     24.6 No act or omission by the Landlord, nor any condonement, excusing or overlooking by the Landlord of any default, breach or non-observance by the Tenant at any time or times in respect of any covenant, proviso or condition of the Tenant herein contained, shall operate as a precedent or as a waiver of the Landlord's rights hereunder in respect of any subsequent default, breach or nonobservance, nor so as to defeat or affect in any way the rights of the Landlord in respect of any subsequent default, breach or non-observance by the Tenant.

     24.7 No reference to nor exercise of any specific right or remedy by the Landlord shall prejudice or preclude the Landlord from exercising any other remedy provided by this Lease allowed at law or in equity. No remedy provided to the Landlord by this Lease or at law or in equity shall be exclusive or dependent upon any other such remedies, and the Landlord may, from time to time, exercise any one or more of such remedies independently or in combination.

     24.8 If the Landlord at any time incurs legal fees in instituting or prosecuting any action or proceedings or engaging a solicitor based upon or as a result of any default by the Tenant under this Lease, all such fees and costs, on a solicitor and client basis, shall be payable by the Tenant to the Landlord upon demand therefor and all such legal fees and costs shall be deemed additional rent and recoverable as such. This clause shall survive the expiration of the term or the earlier determination of the Lease and shall apply to any overholding of the demised premises by the Tenant beyond the expiration of the term.

-25.        EXPROPRIATION

     25.1 If during the term or any extension or renewal of this Lease, the whole of the demised premises or any part thereof, to the extent that the remainder is not sufficient in size to allow the Tenant in the reasonable opinion of the Landlord to efficiently carry on the Tenant's normal business operations, shall be taken or expropriated by any public authority under the power of eminent domain, then the obligation of the Tenant for the payment of rent and other monies beyond the date of vesting of title to the demised premises in the public authority or the date upon which the public authority shall have the right to the possession of the demised premises, whichever shall be the earlier, (hereinafter called the "condemnation date"), shall cease and determine and following the due settlement by the expropriating parties of such award or awards as may be payable as a result of such expropriation, this Lease and all right, title and interest of the Tenant hereunder shall cease and terminate, effective as of the condemnation date. However, if during the term of the Lease a part of the demised premises shall be taken or expropriated by any public authority under power of eminent domain and the remainder of the demised premises is sufficient in size to allow the Tenant in the reasonable opinion of the Landlord to efficiently carry on its normal business operations, this Lease shall continue in full force and effect, save and except the Tenant shall be liable for rent and additional rent in respect of the portion of the demised premises so taken only to the condemnation date and thereafter, the rent and other charges payable hereunder shall be reduced in the proportion that the area of the demised premises taken bears to the total area of the demised premises.

     25.2 All compensation and damages with respect to the taking of the demised premises awarded by the expropriating public authority or by any board having jurisdiction to settle such matter shall be received according to the provisions of the Expropriation Act of the Province of Alberta as in force at the condemnation date.

26.                      SALE AND RENT SIGNS

     The Tenant agrees that the Landlord shall have the right within ninety (90) days prior to the termination of this Lease, to place upon the demised premises a notice of reasonable dimension and reasonably placed so as not to interfere with the business of the Tenant, stating that the demised premises are for sale or rent and the Tenant undertakes to maintain the said sign in the said location to the date it returns possession of the demised premises to the Landlord. The Tenant will at all reasonable hours permit the Landlord or its agent to exhibit the demised premises to any prospective purchaser, tenant or encumbrancer.

27.                   OVERHOLDING

     If the Tenant shall hold over after the expiration of the ten-n and the Landlord accepts payment of rent, the Tenant shall be deemed to occupy the demised premises as a month to month tenant at a monthly rental equivalent to the minimum rent, additional rent and any other monies payable hereunder during the month immediately prior to the expiration of the term.

28.      NOTICE

     28.1 Any notices herein provided or permitted to be given by the Tenant to the Landlord shall be sufficiently given if mailed by registered mail, postage prepaid, addressed to the Landlord at:

                  ARCURI HOLDINGS
                  244 Country Hills Court N.W.
                  Calgary, Alberta
                  T3K 3Y9

     28.2 Any notices herein provided or permitted to be given by the Landlord to the Tenant shall be sufficiently given if

     a) A written or printed copy of such notice is delivered to the Tenant at the demised premises or posted upon the door of the demised premises; or

     b) A written or printed copy of such notice is mailed by prepaid registered mail addressed to the Tenant at:

                           Bay 8, 3927 Edmonton Trail N.E.
                           Calgary, Alberta
                           T2E 6TI

     28.3 Except during periods of disruption in the normal postal service, all notices given as aforesaid shall be conclusively deemed to have been given, and received by the party to whom such notice was directed, on the second business day following the date on which such notice was mailed as foresaid, or on the date on which such notice is delivered, posted or affixed as aforesaid. In the event of disruption of normal postal service, notice to the Landlord shall be personally served upon the Landlord and notice to the Tenant shall be given as prescribed in Clause 28.02(a) and shall be effective on the date on which notice is so given.

     28.4 Either party hereto may at any time in the manner provided above give notice in writing to the other of any change of address of the party giving such notice and from and after the giving of such notice the address therein specified shall be deemed to be the address of such party for the giving of notices hereunder.

29.      ENTIRE AGREEMENT

     This Lease contains the entire agreement between the Landlord and the Tenant and the Tenant acknowledges that it shall be forever estopped from asserting that there is any condition precedent or warranty of any nature or collateral warranty or covenant whatsoever to the within Lease other than expressed herein. Furthermore, it is agreed that this Agreement supersedes any previous agreement(s) between the Landlord, its predecessor in title, the Tenant or any affiliated corporation of the Tenant.

30.      PARTIAL INVALIDITY

     If for any reason whatsoever any term, covenant, proviso or condition of this Lease, or the application thereof to any person or circumstance, is to any extent held or rendered invalid, unenforceable or illegal, then such term, covenant or condition:

     a) Shall be deemed to be independent of the remainder of this Lease and to be severable and divisible therefrom and its invalidity, unenforceability or illegality shall not affect, impair or invalidate the remainder of this Lease or any part thereof; and

     b) Continues to be applicable to and enforceable to the fullest extent permitted by law against any person or circumstance other than those as to which it has been held or rendered invalid, unenforceable or illegal.

31.      ENVIRONMENTAL

     31.1 The Tenant covenants with the Landlord to notify the Landlord at once in the event that any toxic or hazardous substances (the "contaminants"), are produced on, brought onto or stockpiled on the lands, and to enter into a contract with a properly authorized disposal authority (which contract must have the prior approval of the Landlord) for the neutralizing or disposal of such contaminants, and the Tenant shall leave the lands at the termination of this Lease, by whatever cause, free from all pollution by such contaminants.

     31.2 The Tenant shall indemnify and hold harmless the Landlord from all liability from whatever source, for pollution from any cause whatsoever to or escaping from the lands and this indemnity shall survive the termination of this Lease.

     31.3 The Tenant shall permit the Landlord to inspect the demised premises and the lands at all times with such experts and technical personnel as the Landlord deems necessary, to oversee the production, storage, stockpiling and disposal of any substances deemed toxic or hazardous by the Landlord liable to cause pollution within or without the lands and demised premises and to confirm that the lands and demised premises are free of all contaminants at the termination for whatever cause of this Lease.

     31.4 The Tenant shall, when required to do so by notice in writing from the Landlord, obtain insurance coverage with an insurance company and in the amounts and on terms having the prior approval of the Landlord, sufficient to protect the Landlord from all liability in respect of pollution arising from the activities of the Tenant on the lands and demised premises.


32.                    ENUREMENT

     This Lease shall be binding upon the parties hereto, the successors and assigns of the Landlord and the successors and permitted assigns of the Tenant.

33.                       GOVERNING LAW

     This Lease shall be construed and governed by the laws of the Province of Alberta.

34.                          TIME IS OF THE ESSENCE

         Time shall be of the essence of this Lease.

     IN WITNESS WHEREOF the parties hereto have executed this Lease by affixing their corporate seals by their authorized officers in that behalf as of the day and year first above written.

ARCURI HOLDINGS
/S/ Arcuri Holdings
Per:

Per:

WITNESS:

CAL-ALTA AUTO GLASS LTD.
/S/ Cal Alta Auto Glass, Ltd.
Per:

Per:

WITNESS:



                          Addendum dated April 28, 1999

                          to Lease dated April 1, 1997

                                    BETWEEN:

                                 ARCURI HOLDINGS
                     a body corporate with an office in the
                   City of Calgary, in the Province of Alberta

                       (hereinafter called the "Landlord")

                                OF THE FIRST PART

                                     - and -

                            CAL-ALTA AUTO GLASS LTD.
                     a body corporate with an office in the
                   City of Calgary, in the Province of Alberta

                        (hereinafter called the "Tenant")

                               OF THE SECOND PART

Item 35. OPTION TO RENEW

     35.01 The Tenant shall have the option to renew the term of this lease for one (1) further term of Five (5) years, on March 31, 2002, upon the same terms and conditions contained in the lease save and except the rental rate and this option to renew and Clause 3.1.2 of this lease. The rental rate in such renewed term shall be determined by the Landlord. IN WITNESS WBEREOF the parties hereto have executed this Lease by affixing their corporate seals by their authorized officers in that behalf as of the day and year first above written.
            ARCURI HOLDINGS                  CAL-ALTA AUTO GLASS LTD.
            /S/ Arcuri  Holdings             Cal Alta Auto Glass, Ltd.
            Per.:                            Per: